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                     SECURITIES AND EXCHANGE COMMISSION



                           WASHINGTON, D.C.  20549


                                ------------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) October 15, 1996


                      First Union National Bank of Georgia
         -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
         -----------------------------------------------------------


      United States                      33-98546               58-1051808
-------------------------------  ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number) (IRS Employer
Incorporation)                                            Identification Number)


         999 Peachtree Street
           Atlanta, Georgia                                    30309
---------------------------------------                      ----------
(Address of Principal Executive Office)                      (Zip Code)

       Registrant's telephone number, including area code (404) 827-7350


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.           Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of September 1996 was delivered to Certificateholders on October 15, 1996. The First Union Master Credit Card Trust Series 1996-2 Certificateholders' Statement for the period of September 1996 was delivered to Certificateholders on October 21, 1996.

Item 6.              Not Applicable.

Item 7.              Exhibits.

                     The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

    Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the October 15, 1996 Distribution Date.

    Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the October 21, 1996 Distribution Date.





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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has dulycaused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                FIRST UNION NATIONAL BANK
                                                  OF GEORGIA


                                                By: /s/ James H. Gilbraith II
                                                    ----------------------------
                                                    Name:  James H. Gilbraith II
                                                    Title: Vice President and
                                                           Managing Director





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                                EXHIBIT INDEX


Exhibit                                       Description                                                     Page
-------                                       -----------                                                     ----
Exhibit 20.1              First Union Master Credit Card Trust, Series 1996-1
                          Certificateholders' Statement for the October 15, 1996
                          Distribution Date.                                                                    5


Exhibit 20.2              First Union Master Credit Card Trust, Series 1996-2
                          Certificateholders' Statement for the October 21, 1996
                          Distribution Date.                                                                   14





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